Exhibit 16

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Equity Trust, hereby constitute and appoint George R. Aylward, Tracy L. Rich and Kevin J. Carr, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Phoenix Value Equity Fund into the Phoenix Value Opportunities Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         IN WITNESS WHEREOF, this 7th day of June, 2007.

   /s/ E. Virgil Conway                  /s/ Harry Dalzell-Payne
   --------------------                  -----------------------
   E. Virgil Conway, Trustee             Harry Dalzell-Payne, Trustee


   /s/ George R. Aylward                 /s/ Francis E. Jeffries
   ----------------------                -----------------------
   George R. Aylward, Trustee            Francis E. Jeffries, Trustee



   ------------------------              -----------------------
   Dr. Leroy Keith, Jr., Trustee         Marilyn E. LaMarche, Trustee


                                         /s/ Geraldine M. McNamara
   -------------------------             -------------------------
   Philip R. McLoughlin, Trustee         Geraldine M. McNamara, Trustee


   /s/ James M. Oates
   ------------------                    -----------------------
   James M. Oates, Trustee               Richard E. Segerson, Trustee



   ---------------------------
   Ferdinand L.J. Verdonck, Trustee